UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 29, 2007
                                                          --------------

                            Valpey-Fisher Corporation
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

            Maryland                   1-4184                06-0737363
            --------                   ------                ----------
  (State or other jurisdiction     Commission File          (IRS Employer
        of incorporation)              Number          Identification Number)

            75 South Street, Hopkinton, MA                     01748
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (508) 435-6831

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
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           Appointment of Certain Officers; Compensatory Arrangements of Certain
           Officers.
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         The Company has entered into an amendment to its agreement with Michael
J. Ferrantino, the Company's Chief Executive Officer, which agreement provides that (i) in the event of the sale of the Company, the Company will pay him severance equal to two years' base salary, an aggregate of $500,000, if he is not employed as President and Chief Executive Officer of the new entity and (ii) in the event of the sale of the Company, the vesting of options and restricted stock awarded to him in 2002 will be accelerated. The amendment extends the term of the agreement from September 30, 2007 to September 30, 2008.

         The Company also entered into an agreement with Michael J. Kroll, the Company's Chief Financial Officer, which provides that in the event of a change in control of the Company prior to September 30, 2008, the Company will pay him severance equal to two years' base salary, an aggregate of $270,000, if he is not employed by the new control entity as Chief Financial Officer.

         Finally, the Company entered into retention agreements with each of Michael J. Ferrantino, Jr., Vice President, Control Components Group and Walt Oliwa, Vice President of Research and Development, that provide for retention payments equal to one year's current base salary, $135,000 and $125,000 respectively, upon a change in control of the Company prior to September 30, 2008, provided each continues employment with the Company through such change in control.


Item 8.01.  Other Events.
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            On April 4, 2007, the Company issued a press release announcing the
Company had retained New York based Needham & Company, LLC, as financial advisor to assist the Board of Directors in considering possible strategic alternatives for increasing shareholder value. A copy of the Company's press release regarding such announcement is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(c)         Exhibits

            Exhibit No.           Description
            -----------           -----------

            99.1                  Press Release dated April 4, 2007

                                    Signature
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Valpey-Fisher Corporation


            Date:  April 4, 2007      By: /s/ Michael J. Kroll
                                          --------------------

                                          Michael J. Kroll
                                          Vice President, Treasurer and
                                          Chief Financial Officer